Revenue	6 Months Ended
Sep. 30, 2025
Revenue from Contract with Customer [Abstract]
Revenue
3 - Revenue
Revenue Recognition
Revenue for the Company’s major product offerings consists of the following:
License and Other Revenue
•Intellectual property license — The Company generally licenses IP under non-exclusive license agreements that provide usage rights for specific applications for a finite or perpetual term. These licenses are made available electronically to address the customer-specific business requirements. These arrangements generally have distinct performance obligations that consist of transferring the licensed IPs, version extensions of architecture IP or releases of specified IPs, and support services. Support services consist of a stand-ready obligation to provide technical support, patches, and bug fixes over the support term. Revenue allocated to the IP license is recognized at a point in time upon the delivery or beginning of the license term, whichever is later. Revenue allocated to distinct version extensions of architecture IP or releases of specified IP, excluding when-and-if-available minor updates over the support term, are recognized at a point in time upon the delivery or beginning of license term, whichever is later.
Certain license agreements provide customers with the right to access a library of current and future IPs on an unlimited basis over the contractual period depending on the terms of the applicable contract. These licensing arrangements represent stand-ready obligations in that the timing of the delivery of the underlying IPs is within the control of the customer and the extent of use in any given period does not diminish the remaining performance obligation. The contract consideration related to these arrangements is recognized ratably over the term of the contract in line with when the control of the performance obligations is transferred.
Certain subscription license agreements include unspecified future IPs that are provided on a when-and-if-available basis, representing a stand-ready obligation. The contract consideration allocated to the stand-ready obligation is recognized on a ratable basis over the term of the contract, commencing upon the later of the effective date of the agreement and the transfer of the initial available IP license.
•Software sales, including development systems — Sales of software, including development systems, which are not specifically designed for a given license (such as off-the-shelf software), are recognized upon delivery when control has been transferred and the customer can begin to use and benefit from the license.
•Professional services — Services (such as training, professional and design services) that the Company provides, which are not essential to the functionality of the IP, are separately stated and priced in the contract and accounted for separately. Training revenue is recognized as services are performed. Revenue from professional and design services is recognized over time using an input method based on engineering labor hours expended to date relative to the estimated total effort required. For such professional and design services, the Company has an enforceable right to payment for performance completed to date, which includes a reasonable profit margin and the performance of such services do not create an asset with an alternative use. In certain arrangements, the Company also provides customers with professional and design services, as a stand-ready obligation, that are recognized on a ratable basis over the term of the contract.
•Support and maintenance — Support and maintenance is a stand-ready obligation to the customer that is both provided and consumed simultaneously. Revenue is recognized on a straight-line basis over the period for which support and maintenance is contractually agreed pursuant to the license.
Royalty Revenue
For most IP license agreements, royalties are collected on products that incorporate the Company’s IP. Royalties are recognized on an accrual basis in the quarter in which the customer ships their products, based on the Company’s technology that it contains. This estimation process for the royalty revenue accrual is based on a combination of methodologies, including the use of historical sales trends and macroeconomic factors for predictive analysis, the analysis of customer royalty reports and their sales trends and forecasts, as well as data and forecasts from third-party industry research providers. Data considered includes revenue, unit shipments, average selling price, product mix, market share and market penetration. Adjustments to revenue are required in subsequent periods to reflect changes in estimates as new information becomes available, primarily resulting from actual amounts subsequently reported by the licensees in the period following the accrual, including royalty audit resolutions.
Disaggregation of Revenue
A summary of the Company’s disaggregated revenue is as follows:

	Three Months Ended September 30,
	External Customers		Related Parties		Total
(in millions)	2025	2024	2025	2024	2025	2024
License and Other Revenue(1)	$222	$240	$293	$90	$515	$330
Royalty Revenue	491	412	129	102	620	514
	$713	$652	$422	$192	$1,135	$844
(1)    Includes over-time revenue of $273 million and $120 million, and point-in-time revenue of $242 million and $210 million, for the three months ended September 30, 2025 and 2024, respectively.

	Six Months Ended September 30,
	External Customers		Related Parties		Total
(in millions)	2025	2024	2025	2024	2025	2024
License and Other Revenue (1)	$477	$681	$506	$121	$983	$802
Royalty Revenue	961	786	244	195	1,205	981
	$1,438	$1,467	$750	$316	$2,188	$1,783
(1)    Includes over-time revenue of $494 million and $196 million, and point-in-time revenue of $489 million and $606 million, for the six months ended September 30, 2025 and 2024, respectively.
Revenue by geographic region is allocated to individual countries based on the principal headquarters of the customers. The geographical locations are not necessarily indicative of the country in which the customer sells products containing the Company’s technology IP. The following table summarizes information pertaining to revenue from customers based on the principal headquarters address by geographic regions:

	Three Months Ended September 30,		Six Months Ended September 30,
(in millions)	2025	2024	2025	2024
United States	$374	$292	$756	$850
PRC (1)	250	193	459	321
Japan	206	74	360	114
Taiwan	175	155	321	270
Republic of Korea	82	76	151	139
Other countries	48	54	141	89
Total	$1,135	$844	$2,188	$1,783
(1)    “PRC” means the People’s Republic of China, including the Hong Kong Special Administrative Region and the Macau Special Administrative Region, but excluding Taiwan.
Receivables
A summary of the components of accounts receivable, net is as follows:

	As of
(in millions)	September 30, 2025	March 31, 2025
Accounts receivable	$1,138	$1,127
Allowance for current expected credit losses	(19)	(20)
Total accounts receivable, net	$1,119	$1,107
A summary of the movement in the allowance for current expected credit losses is as follows:

	Three Months Ended September 30,		Six Months Ended September 30,
(in millions)	2025	2024	2025	2024
Beginning balance	$19	$19	$20	$3
Additional (reversal of) provision	—	—	(1)	16
Ending balance	$19	$19	$19	$19
Contract Assets
The timing of revenue recognition may differ from the timing of invoicing to customers. When revenue recognized exceeds the amount billed to the customer, the Company records a contract asset. Contract assets are transferred to accounts receivable when the right to invoice becomes unconditional. Contract assets increased by $594.5 million and $1,121.7 million due to the timing of billings to customers, which fell into subsequent periods, as of September 30, 2025 and March 31, 2025, respectively, offset by $687.4 million and $709.8 million of contract assets transferred to accounts receivable, as of September 30, 2025 and March 31, 2025, respectively. The balance and activity for loss allowances related to contract assets was immaterial for the periods presented.
Contract Liabilities
A reconciliation of the movement in contract liabilities is as follows:

	As of
(in millions)	September 30, 2025	March 31, 2025
Beginning balance April 1,	$911	$915
Customer prepayment and billing in advance of performance	273	371
Revenue recognized in the period that was included in the contract liability balance at the beginning of the period	(92)	(131)
Revenue recognized in the period that was included in the contract liability balance during the period	(62)	(244)
Ending balance	$1,030	$911
Satisfied Performance Obligations
For the three months ended September 30, 2025 and 2024, revenue recognized from previously satisfied performance obligations in prior reporting periods was $620.9 million and $516.5 million, respectively. For the six months ended September 30, 2025 and 2024, revenue recognized from previously satisfied performance obligations in prior reporting periods was $1,207.8 million and $987.3 million, respectively. These amounts primarily represent royalties earned during the period.
Remaining Performance Obligations
Remaining performance obligations represent the transaction price allocated to performance obligations that are unsatisfied, or partially unsatisfied, which includes unearned revenue and amounts that will be invoiced and recognized as revenue in future periods.
The Company has elected to exclude potential future royalty receipts from the disclosure of remaining performance obligations. In certain arrangements, the Company’s right to consideration may not correspond directly with the performance of obligations.
In the absence of sufficient information, where the timing of satisfaction of the remaining performance obligations is dependent on a customer’s action, the transaction price allocated to such performance obligation is included in the more than 2 years category unless the contract or option expiration aligns with an earlier period or category.
As of September 30, 2025, the aggregate transaction price allocated to remaining performance obligations was $2,245.9 million and there were no non-cancellable or non-refundable committed funds received from certain customers, where the parties are in negotiations regarding the enforceable rights and obligations of the arrangement.
The Company expects to recognize approximately 29% of the remaining performance obligations as revenue over the next 12 months, 16% over the subsequent 13-to 24-month period, and the remainder thereafter.